                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 26, 2003


                              INTERSIL CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

          Delaware                    000-29617              59-3590018
     ------------------           ----------------       -------------------
       (State or other            (Commission File          (IRS Employer
         jurisdiction                 Number)            Identification No.)
      of incorporation)


                 1996 Tarob Court
                   Milpitas, CA                                95035
      ----------------------------------------           ------------------
      (Address of principal executive offices)               (Zip Code)


                                 (408) 945-1323
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

      On the date hereof, Intersil Corporation (the "Company"), filed its Annual Report on Form 10-K for the period ending January 3, 2003 (the "Report") with the Securities and Exchange Commission. Attached hereto as Exhibits 99.1 and 99.2, are the certifications that accompanied the Report pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, of Richard M. Beyer, Chief Executive Officer of the Company, and Daniel J. Heneghan, Chief Financial Officer of the Company, respectively, that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                INTERSIL CORPORATION

                                By:  /s/  Daniel J. Heneghan
                                     ------------------------------------------
                                     Daniel J. Heneghan
                                     Vice President and Chief Financial Officer

Date: March 26, 2003

                                  EXHIBIT INDEX


        Exhibit
         Number   Description
        -------   -----------

         99.1 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

         99.2 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.